EXECUTION COPY

SUBSERVICING AGREEMENT

This SUBSERVICING AGREEMENT (this “Agreement”) is entered into as of February 13, 2009, by and between Citibank (South Dakota), National Association, a national banking association (the “Subservicer”) and The Student Loan Corporation, a Delaware corporation (the “Servicer”).

WITNESSETH:

WHEREAS, the Servicer provides servicing functions for SLC Student Loan Trust 2009-1 (the “Issuer”) that include servicing and holding student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”);

WHEREAS, such services are provided by the Servicer to the Issuer pursuant to a Servicing Agreement, dated as of February 13, 2009 (the “Servicing Agreement”), by and between (i) the Servicer, (ii) the Issuer, and (iii) The Student Loan Corporation, not in its individual capacity but solely in its capacity as administrator (in such capacity, the “Administrator”) under the Administration Agreement, dated as of February 13, 2009 (the “Administration Agreement”), among the Issuer, SLC Student Loan Receivables I, Inc. (the “Depositor”), the Administrator and the Servicer;

WHEREAS, the Issuer will issue notes (the “Notes”) pursuant to the Indenture, dated as of February 13, 2009 (the “Indenture”), by and among the Issuer, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and Citibank, N.A., as indenture administrator (the “Indenture Administrator”) and as eligible lender trustee, which Notes are payable from the assets of the Issuer;

WHEREAS, the Subservicer is engaged in the business of providing, among other things, loan servicing services for Student Loans; and

WHEREAS, the Servicer wishes to retain the Subservicer to service all the Student Loans owned by the Issuer as beneficial owner which are required to be serviced by the Servicer under the Servicing Agreement (the “Subserviced Student Loans”), and the Subservicer wishes to undertake the obligation to service all such Subserviced Student Loans in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the Department and requirements issued by any applicable Guarantor (collectively, the “Higher Education Act”) and under the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Servicer and the Subservicer agree as follows:

1.

Definitions.  Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in Appendix A to the Indenture.

2.

Servicing Requirement and Engagement of Subservicer.  The Servicer hereby authorizes and appoints the Subservicer to act as its agent for the limited purpose of servicing the Subserviced Student Loans.  The Subservicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Agreement, the Servicing Agreement and the Guarantee Agreements.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guaranty Agency or the Department regarding the Subserviced Student Loans, the assignment of claims to any Guarantor or insurer, communication with borrowers under the Trust Student Loans (the “Borrowers”) and any other communication, correspondence, signature or other act required to service the Subserviced Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any Guaranty Agency.

3.

Subservicer Compensation.  a.  The Servicer shall pay compensation to the Subservicer for its services hereunder in accordance with the terms and provisions set forth in that certain Amended and Restated Agreement for Education Loan Servicing dated as of January 1, 2008, as such agreement may be amended from time to time, among Citibank (South Dakota), National Association (successor by merger to Citibank USA, National Association), the Servicer and Citibank, N.A., as trustee for The Student Loan Corporation (the “2008 Agreement”).

b.

The Subservicer acknowledges that the Issuer shall be entitled to receive all payments of principal, interest and late charges received with respect to the Subserviced Student Loans and that the Subservicer shall have no right to retain such amounts as payment of any fees due the Subservicer from the Servicer under the terms of this Agreement.  The Servicer hereby authorizes the Subservicer to assess, collect and retain any charges which the Servicer or the Issuer is permitted by law or regulation to assess with respect to not sufficient fund (“NSF”) processing or other collection costs.

c.

The Subservicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Subservicer and expenses incurred in connection with distributions and reports to the Servicer.

d.

The Subservicer is entitled to an increase in fees for certain uncontrollable costs.  To initiate such an increase, the Subservicer must give the Servicer a written notice specifying the proposed increase or increases, together with an explanation of the uncontrollable costs on which they are based.  Such increases shall be effective immediately after such notice is given, unless the parties agree on another effective date or the Servicer gives timely notice of non-acceptance of such fees.  Uncontrollable costs are limited to postage costs, telecommunication costs, wages, facilities, software and hardware upgrades, equipment upgrades, and costs related to material changes to the services performed hereunder arising from changes to The Higher Education Act, guaranty agency rules and regulations, FFELP regulations, or similar authority under which Student Loans are made.  The Subservicer and the Servicer shall negotiate in good faith any amendment to this Agreement to reflect the increase in servicing fees.

e.

In the event the Servicer does not accept the proposed modification in fees or expenses, it shall provide written notification to the Subservicer within thirty (30) days of its receipt of the Subservicer’s notice of the proposed increase.  If the parties thereafter fail to reach agreement on an increase or modification of the fees, the Subservicer may, within 90 days after giving its notice of increase to the Servicer, give written notice of termination of this Agreement.  The termination will take effect 270 days after the Subservicer’s notice of increase, or such other date as is mutually agreed to by the parties.  Notwithstanding the Servicer’s non-acceptance of the fee increase, the Subservicer’s proposed modification in fees or expenses shall take effect 180 days after the Subservicer’s notice of termination and such amended pricing shall be in effect from that date until this Agreement is terminated.  The Servicer is responsible for all direct conversion costs should both parties agree to terminate this Agreement.

4.

Custody of Subserviced Student Loan Files.  To assure uniform quality in servicing the Subserviced Student Loans and to reduce administrative costs, the Servicer hereby revocably appoints the Subservicer, and the Subservicer hereby accepts such appointment, to act for the benefit of the Servicer, the Issuer, the Indenture Administrator, and the Indenture Trustee as custodian of the following documents or instruments (collectively the “Subserviced Student Loan Files”) which are hereby constructively delivered to the Indenture Administrator, as pledgee of the Issuer with respect to each Subserviced Student Loan:

a.

the original fully executed copy of the note (or all electronic records evidencing the same) evidencing the Subserviced Student Loan; and

b.

any and all other documents and computerized records that the Subservicer shall keep on file, in accordance with its customary procedures, relating to such Subserviced Student Loan or any obligor with respect thereto.

5.

Duties of Subservicer as Custodian.  The Subservicer shall hold the Subserviced Student Loan Files for the benefit of the Servicer, the Issuer, the Indenture Administrator and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Subserviced Student Loan File as shall enable the Servicer to comply with the Servicing Agreement.  In performing its duties as custodian, the Subservicer shall act with reasonable care and shall ensure that it fully complies with all applicable Federal and state laws, including the Higher Education Act, with respect thereto.  The Subservicer shall take all actions necessary with respect to the Subserviced Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Servicer and the Issuer to verify the accuracy of the Subservicer’s record keeping with respect to the Subservicer’s obligations as custodian hereunder.  The Subservicer shall promptly report to the Servicer, the Issuer, the Administrator, the Indenture Administrator and the Indenture Trustee any material failure on its part to hold the Subserviced Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.  Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee, the Indenture Administrator or the Indenture Trustee of the Subserviced Student Loan Files.  If in the reasonable judgment of the Servicer it is necessary to preserve the interests of the Noteholders and the Trust in the Subserviced Student Loans or at the request of the Owner Trustee or the Administrator, the Subservicer shall transfer physical possession of the notes evidencing the Subserviced Student Loans to the Servicer, the Owner Trustee, the Indenture Administrator the Indenture Trustee or any other custodian for any of them designated by the Owner Trustee.

The Subservicer shall maintain each Subserviced Student Loan File at one of the offices specified in Attachment B to the Servicing Agreement or at such other office as shall be consented to by the Servicer upon written notice to the Servicer.  Upon reasonable prior notice, the Subservicer shall make available to the Servicer or its respective duly authorized representatives, attorneys or auditors a list of locations of the Subserviced Student Loan Files and the related accounts, records and computer systems maintained by the Subservicer at such times during normal business hours as the Issuer shall instruct.

Upon written instruction from the Servicer, the Subservicer shall release any Subserviced Student Loan File to the Servicer, the Servicer’s agent or the Servicer’s designee, as the case may be, at such place or places as the Servicer may reasonably designate, as soon as practicable.  The Servicer shall cooperate with the Subservicer to provide the Subservicer with access to the Subserviced Student Loan Files in order for the Subservicer to continue to service the Subserviced Student Loans after the release of the Subserviced Student Loan Files.  In the event the Subservicer is not provided access to the Subserviced Student Loan Files, the Subservicer shall not be deemed to have breached its obligations pursuant to Section 6 if it is unable to perform such obligations due to its inability to have access to the Subserviced Student Loans Files.  The Subservicer shall not be liable for any losses with respect to the servicing of such Subserviced Student Loans arising after the release of the related Subserviced Student Loan Files to the extent the losses are attributable to the Servicer’s inability to have access to the related Subserviced Student Loan Files.

6.

Duties of Subservicer.  The Subservicer, for the benefit of the Servicer and the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Subserviced Student Loans with reasonable care, using that degree of skill and attention that the Subservicer exercises with respect to similar student loans that it services on behalf of the Servicer and the Issuer, beginning on the date of this Agreement and continuing until the Subserviced Student Loans are paid in full.  Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Subservicer shall manage, service, administer and make collections with respect to the Subserviced Student Loans (including the collection of any Interest Subsidy Payments and Special Allowance Payments on behalf of the Owner Trustee) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreements, the failure to comply with which would adversely affect the eligibility of one or more of the Subserviced Student Loans for Federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Subserviced Student Loans for receipt of Guarantee Payments.

The Subservicer’s duties shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of Borrowers on such Subserviced Student Loans, monitoring Borrowers’ status, making required disclosures to Borrowers, performing due diligence with respect to Borrower delinquencies, sending payment coupons to Borrowers and otherwise establishing repayment terms and reporting tax information to Borrowers, if applicable. The Subservicer shall follow its customary standards, policies and procedures in performing its duties as Subservicer.  Without limiting the generality of the foregoing, the Subservicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Indenture Administrator, and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Subserviced Student Loans; provided, however, that the Subservicer agrees that it will not (a) permit any rescission or cancellation of a Subserviced Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Servicer, the Owner Trustee, the Indenture Trustee and the Indenture Administrator, provided, however, that the Subservicer may write off any delinquent Subserviced Student Loan if the remaining balance of the Borrower’s account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Subserviced Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans; provided, further, however, that the Subservicer shall not agree to any reduction of yield with respect to any Subserviced Student Loan (either by reducing Borrower payments or reducing principal balance) except as permitted in accordance with Section 3.13 of the Servicing Agreement.  The Servicer, on behalf of the Issuer, hereby grants a power of attorney and all necessary authorization to the Subservicer to maintain any and all collection procedures with respect to the Subserviced Student Loans, including filing, pursuing and recovering claims with the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Subserviced Student Loans such as commencing a legal proceeding to enforce a Subserviced Student Loan in the names of the Issuer, the Owner Trustee, the Indenture Administrator, the Indenture Trustee, the Servicer and the Noteholders.  The Servicer shall upon the written request of the Subservicer furnish the Subservicer with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Subservicer to carry out its servicing and administrative duties hereunder.

Until all Subserviced Student Loans serviced hereunder have been repaid in full, or paid as a claim by a Guarantor, or transferred to the Servicer or another Subservicer, the Subservicer shall (a) cause to be furnished to the Servicer such financial statements as the Servicer may reasonably request, including quarterly unaudited financial statements within thirty (30) days after the conclusion of each fiscal quarter, annual unaudited financial statements within ninety (90) days after the end of each fiscal year, and annual financial statements of a parent company within ninety (90) days after the end of each fiscal year audited by KPMG LLP or nationally recognized independent certified public accounts and such other information with respect to the Subservicer’s business affairs, assets, and liabilities as the Servicer may reasonably request and (b) maintain books, records and accounts necessary to prepare financial statements according to GAAP and maintain adequate internal financial controls.

For the benefit of the Issuer, the Subservicer shall use reasonable efforts consistent with the first paragraph of this Section 6 in its servicing of any delinquent Subserviced Student Loans.

The Subservicer will do nothing to impair the rights granted to the Noteholders under the Indenture, except for such actions as may be required by the Higher Education Act or other applicable law.

The Subservicer will do nothing to impair the rights of the Issuer, the Eligible Lender Trustee, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Noteholders in the Subserviced Student Loans.

7.

Purchase of Subserviced Student Loans; Reimbursement.  a.  The Subservicer and the Servicer shall give notice to the other party promptly, in writing, upon the discovery of any breach of the provisions of Section 6 which has a material adverse effect (individually or in the aggregate) on the Noteholders.  In the event of such a material breach which is not curable by reinstatement of the Guarantor’s guarantee of such Subserviced Student Loan, the Subservicer shall, not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Subserviced Student Loan and subject to the other provisions set forth in this Section 7, cure the breach, reimburse the Servicer or pay to the Servicer an amount equal to the outstanding principal balance plus all accrued interest through the date of the breach or original loss of benefits, less the amount subject to any lender risk sharing under either the FFELP or any private program (said amount being referred to herein as the “Purchase Amount”).  Notwithstanding the Subservicer’s obligation to the Servicer set forth above, the Servicer shall use any commercially reasonable efforts to reduce such obligation through its customary practices to recover unpaid principal and interest.

In consideration of the purchase of any such Subserviced Student Loan pursuant to this Section 7, the Subservicer shall remit the Purchase Amount to the Servicer in the manner and at the time specified in Section 2.6 of the Administration Agreement.  Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of a Subserviced Student Loan will not be considered to have a material adverse effect for purposes of Section 7(a). Anything in this Section 7 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Subserviced Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Subservicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Subservicer, Servicer or the Depositor, exceeds 1% of the Pool Balance, the Servicer or the Depositor, as appropriate, shall purchase, within 30 days of a written request of the Owner Trustee, the Indenture Trustee or the Indenture Administrator, such affected Subserviced Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Subserviced Student Loans is less than 1% of the Pool Balance.  The Subserviced Student Loans to be purchased by the Subservicer, the Servicer or the Depositor pursuant to the preceding sentence shall be based on the date of claim rejection (or date of notice referred to in the first sentence of this Section 7) with the Subserviced Student Loans with the earliest such date to be purchased first.

b.

In lieu of repurchasing Subserviced Student Loans pursuant to this Section 7, the Servicer may, at its option, with the prior written consent of the Administrator, arrange for the substitution of Student Loans which are substantially similar as of the date of substitution on an aggregate basis to the Subserviced Student Loans for which they are being substituted with respect to the following characteristics:

(1)

status (i.e., in-school, grace, deferment, forbearance or repayment);

(2)

program type (i.e., unsubsidized or subsidized Stafford loan (pre-1993 vs. post-1993) or PLUS loan);

(3)

school type;

(4)

total return;

(5)

principal balance; and

(6)

remaining term to maturity.

In addition, each substituted Student Loan shall comply, as of the date of substitution, with the representations and warranties made by the Depositor in the Sale Agreement.  In choosing Student Loans to be substituted pursuant to this subsection (b), the Servicer shall make a reasonable determination that the Student Loans to be substituted will not have a material adverse effect on the Noteholders.

c.

In the event the Servicer elects to substitute Student Loans pursuant to this Section 7, the Subservicer will remit to the Servicer the amount of any shortfall between the Purchase Amount of the substituted Student Loans and the Purchase Amount of the Subserviced Student Loans for which they are being substituted.  The Subservicer shall also remit to the Servicer an amount equal to all nonguaranteed interest amounts that would have been owed to the Issuer by the Guarantor but for the breach of the Subservicer and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Subserviced Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

d.

Neither the Owner Trustee, the Indenture Trustee nor the Indenture Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Subserviced Student Loan or the reimbursement for any interest penalty pursuant to this Section 7.

e.

The Subservicer shall not be deemed to have breached its obligations pursuant to Section 6 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters).  The Subservicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

f.

The Subservicer and the Servicer acknowledge that servicing errors can occur during the ordinary course of business which can cause loss of guaranty or insurance benefits, operating losses and interest adjustments and are included within the pricing paid by the Servicer to the Subservicer under this Agreement.  Subservicer’s liability arising under this Section 7 shall begin to accrue when operating losses that are directly attributable to the Subservicer’s actions, on an annual basis (calculated monthly), exceed .026 of 1% (2.6 basis points) times the average dollar balance of Student Loans in repayment status; and when Adjustment and Refunds on an annual basis (calculated monthly) exceed .018 of 1% (1.8 basis points) times the average dollar balance of Student Loans in repayment status.

g.

The Subservicer’s maximum liability for a Single Occurrence (as defined below) shall be limited to an amount equal to the average of monthly compensation paid to date during the term of this Agreement.  The Subservicer’s maximum liability for indemnification for multiple Single Occurrences under this Section 7 during any one calendar year shall be limited to an amount equal to the total compensation paid by the Servicer to the Subservicer for the calendar year.  In the event the total number of months during the calendar year are less than twelve, the maximum liability shall not exceed the average of monthly compensation multiplied by twelve.  For purposes herein, the term “Single Occurrence” shall mean an event pursuant to which losses resulting from a single action or inaction do not exceed the average monthly compensation paid to date by the Servicer to the Subservicer during the term of this Agreement.  the Subservicer shall pay to the Servicer any amounts owed under this subsection (g) within 90 days of the date on which a final determination is made regarding the Servicer’s right to indemnification hereunder.

h.

The Subservicer’s liability for indemnification for a Catastrophic Event (as defined below) under this Section 7 shall not be limited to the average of monthly compensation paid to date by the Servicer to the Subservicer during the term of this Agreement.  Instead, the Subservicer shall compensate the Servicer for all losses resulting from the Catastrophic Event within 90 days of the date on which a final determination is made regarding the Servicer’s right to indemnification hereunder; provided, however, that, the Subservicer shall increase the fees charged the Servicer under Section 3 of the 2008 Agreement by an incremental ten percent (10%), until such time as the Subservicer has been fully compensated by such incremental ten percent (10%) for the losses incurred hereunder which are in excess of the average of monthly compensation resulting from the Catastrophic Event.  For purposes herein, the term “Catastrophic Event” shall mean an event pursuant to which losses, incurred from a Single Occurrence or loss that may relate to a recurring series of losses which are the result of a single action or inaction, exceed the average monthly compensation owed by the Servicer to the Subservicer paid to date during the term of this Agreement.

i.

In the event of a termination of this Agreement prior to the full repayment of any amounts owed under this Section 7, the Servicer agrees to pay a termination fee to the Subservicer taking into consideration any amounts of unpaid balance owed by either party to the other  under the terms of this Section 7.

j.

Any remedies for breach by the Subservicer shall be limited to this Section 7.  In no event shall the Subservicer be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties.  Any action for the breach of any provision of this Agreement shall be commenced within one year from the date of such breach.

k.

Notwithstanding anything to the contrary set forth in this Section 7, with respect only to the services to be performed which are set forth in Schedule 2 of Exhibit A of the 2008 Agreement, the Subservicer provides no guarantee to Customer for such services performed by a third party vendor, nor is the Subservicer responsible for any losses incurred by the Servicer due to third-party vendor performance; provided, however, the indemnification provisions set forth in Section 7 of this Agreement shall remain effective in all respects with respect to any additional services to be performed by the Subservicer for the Servicer set forth in Schedule 2 to Exhibit A to the 2008 Agreement.  Each of the parties hereto acknowledge and agree that the Subservicer shall indemnify the Servicer for any claims arising out of or as a result of the Subservicer’s performance of all such additional services or the failure to perform such additional services, all as more particularly set forth in Section 7 of this Agreement.

l.

The Subservicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Subserviced Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to similar student loans that it services on behalf of the Servicer.  The Subservicer shall allocate collections with respect to the Subserviced Student Loans between principal, interest and fees as described in Section 2.5 of the Administration Agreement.  The Subservicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Subserviced Student Loan.

8.

Collection of Subserviced Student Loan Payments.  The Subservicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Subserviced Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to comparable guarantee agreements and student loans that it services on behalf of the Servicer.  In connection therewith, the Subservicer is hereby authorized and empowered to convey to any Guarantor the note and the related Subserviced Student Loan File representing any Subserviced Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.  All amounts so collected by the Subservicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account.  The Owner Trustee shall, upon the written request of the Servicer or the Administrator, furnish the Subservicer with any power of attorney and other documents necessary or appropriate to enable the Subservicer to convey such documents to any Guarantor and to make such claims.

The Subservicer shall remit within four Business Days of receipt thereof to the Servicer all identifiable payments by or on behalf of the Obligors with respect to the Subserviced Student Loans (other than Purchased Student Loans) as collected during the Collection Period; provided, however, that if the Subservicer’s short-term debt rating is withdrawn or downgraded below “A-2” by S&P, the Subservicer shall remit to the Servicer all such identifiable payments within two Business Days of receipt thereof until such time as the Subservicer has either (i) entered into a guarantee agreement acceptable to the Rating Agencies and which satisfies the Rating Agency Condition or (ii) received a short-term debt rating of at least “A-2” by S&P.

The Servicer shall, on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Subserviced Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by the Servicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account as described in Section 2.4 of the Administration Agreement.  In connection therewith, the Servicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments.

9.

Right of Inspection; Audits.  Upon reasonable prior notice, the Servicer and the Administrator and their respective agents have the right to access the Subserviced Student Loan Files and to examine and make copies of, and abstracts from, the records and books of account of the Subservicer relating to the Subserviced Student Loans and to undertake periodic site reviews of the Subservicer’s operations relating to the servicing of the Subserviced Student Loans (including on the premises of any agent of the Subservicer), provided, however, that such activities shall not unreasonably disrupt the Subservicer’s normal business operation.  The Subservicer shall afford reasonable access to the Servicer and the Administrator and their respective agents without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Subservicer.  Nothing in this Section shall affect the obligation of the Subservicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Subservicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

10.

Reports.  With respect to Subserviced Student Loans, the Subservicer shall prepare reports and data and furnish the following information to the Servicer, unless otherwise noted, at the specified times:

a.

the reports and data listed in Attachment C to the Servicing Agreement, at the times indicated in the attachment;

b.

to credit bureaus selected by the Servicer, credit bureau reporting in accordance with the Higher Education Act; and

c.

such other reports as become necessary to provide the information required by Items 1121 and 1122 of Regulation AB, promulgated by the Commission, including, without limitation, any assessment of compliance and accountants' attestation as and when provided in paragraphs (1) and (2) of Section 7.4 of the Servicing Agreement to the extent that the Subservicer is determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

11.

Subservicer Certification.  The Subservicer shall sign a certification (in the form attached hereto as Exhibit A-3 or in such other form as may be appropriate or necessary and as may be agreed upon by the Subservicer and the Servicer as a result of changes promulgated by the Commission in the Certification required to be filed with the Form 10-K, which are applicable to the Issuer), for the benefit of the Servicer and its officers, directors and Affiliates by March 1st of each year (or if not a Business Day, the immediately preceding Business Day).  In addition, the Subservicer shall indemnify and hold harmless the Servicer, the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Subservicer’s obligations under this Section 11 or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Servicer or the Depositor, then the Subservicer agrees that it shall contribute to the amount paid or payable to the Servicer or the Depositor, as applicable, as a result of the losses, claims, damages or liabilities of such Servicer or Depositor in such proportion as is appropriate to reflect the relative fault of such Subservicer or Depositor on the one hand and the Subservicer on the other in connection with a breach of the Subservicer’s obligations under this Section 11 or the Subservicer’s negligence, bad faith or willful misconduct in connection therewith.

12.

Compliance Report.  The Subservicer agrees that it shall permit, not more than once per year, the Servicer, the Issuer, the Indenture Trustee or the Indenture Administrator, as the Indenture Trustee’s designee, to conduct or have conducted a procedural audit regarding the Subservicer’s compliance with the requirements of the Higher Education Act or the terms of this Agreement.  Such audits shall be at the expense of the Servicer.

13.

Representations and Warranties of Subservicer.  The Subservicer makes the following representations, warranties and covenants to the Servicer on the date of this Agreement.  The Subservicer shall be deemed to have repeated the representations and warranties on each date on which a new series of Notes is issued under the Indenture.

a.

The Subservicer is duly chartered and validly existing as a national banking association in good standing under the federal laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Subserviced Student Loans and to hold the Subserviced Student Loan Files as custodian.

b.

The Subservicer is duly qualified to do business and has obtained all necessary licenses, permits, franchises and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Subserviced Student Loans as required by this Agreement) shall require such qualifications.

c.

The Subservicer has the power and authority to execute and deliver this Agreement and to carry out its terms, including without limitation, eligibility as a third-party servicer under the Higher Education Act; and the execution, delivery and performance of this Agreement have been duly authorized by the Subservicer by all necessary action.  No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Subservicer of this Agreement.

d.

This Agreement constitutes a legal, valid and binding obligation of the Subservicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

e.

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not: conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Subservicer, or any indenture, agreement or other instrument to which the Subservicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the best of the Subservicer’s knowledge, any order, rule or regulation applicable to the Subservicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties.

f.

No outstanding or unpaid judgments against the Subservicer exist and there are no proceedings or investigations pending, or, to the Subservicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Subservicer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the Subservicer’s financial condition or the performance by the Subservicer of its obligations under, or the validity or enforceability of, this Agreement, or (iv) relating to the Subservicer and which might adversely affect the Federal or state income tax attributes of the Notes.

g.

All Subservicer financial statements delivered to the Servicer were prepared according to U.S. generally accepted accounting principles (“GAAP”) consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Subservicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments).

h.

No event which could cause a material adverse effect on the Subservicer’s financial condition has occurred, and if such event shall occur, the Subservicer shall promptly give the Servicer and Issuer notice thereof.

14.

Representations and Warranties of Servicer.  The Servicer represents and warrants to the Subservicer on the date of this Agreement:

a.

The Servicer is duly incorporated and validly existing as a corporation under the laws of the State of Delaware and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

b.

The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary action.  No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Servicer of this Agreement.

c.

This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

d.

There are no proceedings or investigations pending, or, to the Servicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties:  (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents to which the Servicer is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party, or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes.

e.

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the best of the Servicer’s knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

15.

Covenants and Agreements of the Servicer and Subservicer.  The Servicer and Subservicer each agree that:

a.

Any payment and any communications received at any time by the Servicer with respect to a Subserviced Student Loan shall be immediately transmitted to the Subservicer.  Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

b.

The Subservicer may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder so long as the Subservicer continues to service the Subserviced Student Loans in conformance with the requirements herein.  The Subservicer shall not make any material change in its servicing system and operations with respect to the Subserviced Student Loans without the prior written consent of the Servicer, which consent will not be unreasonably withheld.  Each written request for consent by the Subservicer shall be acted upon promptly by the Servicer.  Anything in this subsection (b) to the contrary notwithstanding, the Subservicer will not be required to request the consent of the Servicer with respect to any changes in the Subservicer’s servicing system and operations which the Subservicer reasonably determines are required due to changes in the Higher Education Act or Guarantor program requirements.

c.

The Servicer will furnish the Subservicer with a copy of any and all Guarantee Agreements relating to the Subserviced Student Loans serviced hereunder.

d.

The Subservicer may and, at the direction of the Servicer, shall include marketing or informational material generally provided to borrowers of loans owned by The Student Loan Corporation with communications sent to a Borrower.

16.

Subservicer Default.  If any one of the following events (a “Subservicer Default”) shall occur and be continuing:

a.

any failure by the Subservicer (i) to deliver to the Indenture Trustee or the Indenture Administrator, as the case may be, for deposit in the Trust Accounts any payment required by the Basic Documents to which the Servicer is a signatory or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Subservicer from the Servicer, the Owner Trustee, the Indenture Trustee, the Indenture Administrator or the Administrator or five Business Days after discovery of such failure by an officer of the Subservicer; or

b.

any breach of a representation or warranty of the Subservicer contained in Section 13 of this Agreement or failure by the Subservicer duly to observe or to perform in any material respect any other term, covenant or agreement of the Subservicer set forth in this Agreement, which breach or failure shall (i) materially and adversely affect the rights of the Indenture Trustee, on behalf of the Noteholders, or the Noteholders and (ii) continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by the Servicer, the Owner Trustee or the Administrator; or

c.

an Insolvency Event occurs with respect to the Subservicer; or

d.

any failure by the Subservicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer;

then, and in each and every case, so long as the Subservicer Default shall not have been remedied, the Servicer, by notice then given in writing to the Subservicer, may terminate all the rights and obligations (other than the obligations set forth in Section 24) of the Subservicer under this Agreement.  As of the effective date of termination of the Subservicer, all authority and power of the Subservicer under this Agreement, whether with respect to the Notes or the Subserviced Student Loans or otherwise, shall, without further action, pass to and be vested in the Servicer or such successor subservicer as may be appointed under Section 18 hereof.  The predecessor Subservicer shall cooperate with the successor subservicer, the Servicer and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Subservicer under this Agreement, including the transfer to the successor subservicer for administration by it of all cash amounts that shall at the time be held by the predecessor Subservicer for deposit, or shall thereafter be received by it with respect to a Subserviced Student Loan.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Subserviced Student Loan Files to the successor subservicer and amending this Agreement and any other Basic Documents to reflect such succession as Subservicer pursuant to this Section 16 shall be paid by the Subservicer (other than the Indenture Administrator acting as the servicer under this Section 16) upon presentation of reasonable documentation of such costs and expenses.

17.

Term.  This Agreement will be for a term of one (1) year from the date hereof; provided, however, that this Agreement will be automatically extended for successive one (1) year terms unless either party, by written notice to the other, shall give at least 180 days prior notice of its intention to terminate the Agreement at the end of the current term, in which case there shall be no automatic extension.  Termination in accordance with this Section 17 will be without penalty to either party.  Both parties will remain responsible for their respective obligations with regard to actions, events, and services received or rendered prior to the date such termination becomes effective.

18.

Termination.  This Agreement will terminate upon the occurrence of the earlier of (i) termination of the Indenture; (ii) termination of the Servicing Agreement; (iii) early termination pursuant to Sections 3(e) or 16 hereof; (iv) payment in full of all of the Subserviced Student Loans being serviced hereunder; and (v) termination pursuant to Section 17 hereof.

The Subservicer’s appointment as custodian shall become effective as of the date of this Agreement and shall continue in full force and effect for so long as Citibank (South Dakota), National Association shall remain the Subservicer hereunder.  If the Subservicer shall resign as Subservicer in accordance with the provisions of this Agreement or if all the rights and obligations of the Subservicer shall have been terminated under Section 16, the appointment of the Subservicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination.

In the event of termination of this Agreement, the Servicer shall remain liable for all fees due hereunder.  Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity.  The obligations of the Subservicer under Sections 4 and 5 hereof, and the representations and warranties in Section 13 hereof, shall survive any termination of this Agreement and shall remain in effect for all Subserviced Student Loans while such Subserviced Student Loans are serviced by the Subservicer.  The rights and obligations of the Subservicer contained in Section 24 hereof shall survive termination of this Agreement.  In the event of the termination hereunder of the Subservicer, the Servicer shall appoint a successor subservicer.  In the event that servicing on any Subserviced Student Loan is transferred to a successor subservicer, such successor subservicer shall be required by the Servicer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a Guarantor for payment including, without limitation, involving the Subservicer in such effort, where the reason for claim denial relates to the period during which the Subservicer serviced such Subserviced Student Loan hereunder.  However, if the cause for claim denial is reasonably attributable to the Subservicer actions or inactions, the Subservicer shall be responsible therefore.

19.

Disposition of Files on Termination.  On or prior to the effective date of any resignation or termination of such appointment, the Subservicer shall deliver the Subserviced Student Loan Files to the successor subservicer or to the Servicer, at the direction of the Servicer, at such place or places as the Servicer may reasonably designate.  The Servicer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Servicer is removing the Subserviced Student Loans because of a breach by the Subservicer.  In such instance, the Subservicer shall bear the cost of deconverting and transferring the Subserviced Student Loan Files.  In establishing an effective date for the termination of the Subservicer as custodian of the Subserviced Student Loan Files, the parties shall provide for a reasonable period for the Subservicer to deliver the Subserviced Student Loan Files to the successor subservicer or to the Servicer.

20.

Independent Contractor.  The Subservicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Subservicer does not hold itself out as an agent of any other party hereto.  Nothing herein contained shall create or imply an agency relationship between the Subservicer and the Servicer, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

21.

Correspondence; Disclosure.  The parties hereto acknowledge and agree that the Subservicer will handle all communication with Borrowers necessary to provide its services hereunder.  Data regarding Subserviced Student Loans shall be disclosed only to the Servicer, the Issuer, the Indenture Trustee, the Indenture Administrator, the Administrator or the respective Borrower, unless otherwise required by law or certain financing covenants.

22.

Cooperation.  Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Agreement.

23.

Amendments.  This Agreement may be amended, supplemented or modified only by written instrument duly executed by the Servicer and the Subservicer.

24.

Indemnification and Liability.  The Subservicer shall be liable in accordance herewith as set forth in Section 7 herein only to the extent of the obligations specifically undertaken by the Subservicer under this Agreement.

For purposes of this Section, in the event of the termination of the rights and obligations of the Subservicer as Subservicer pursuant to Section 16, or a resignation by such Subservicer pursuant to this Agreement, such Subservicer shall be deemed to be the Subservicer pending appointment of a successor subservicer pursuant to Section 18.

Liability of the Subservicer under this Section shall survive the resignation or removal of the Subservicer or the Servicer or the termination of this Agreement.  The Subservicer shall not be under any liability to the Servicer, the Issuer, the Noteholders, the Administrator, the Owner Trustee, the Indenture Administrator, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools, Borrowers, Guarantors and the Department, for the failure of any party to this Servicing Agreement or any other Basic Document to comply with its respective obligations hereunder or under any other Basic Document or for any losses attributable to the insolvency of any Guarantor.  The Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Subservicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Subservicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders.  To the extent that the Subservicer is required to appear in or is made a defendant in any legal action or other proceeding relating to the servicing of the Subserviced Student Loans, the Servicer shall indemnify and hold the Subservicer harmless from all cost, liability or expense of the Subservicer not arising out of or relating to the failure of the Subservicer to comply with the terms of this Agreement.

25.

Confidentiality.  The contents of this Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto which form the basis of the business relationship between the Servicer and the Subservicer, insofar as the same relate to the fees charged by the Subservicer, shall be held in confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation) except outside counsel or independent accounts or in connection with the offer and sale of securities issued or to be issued under the Indenture, without the prior written consent of the other party.

26.

Sale or Transfer of Loans; Limitations.  The Servicer agrees that if any Subserviced Student Loans are sold under conditions that result in the Subserviced Student Loans being transferred to another Subservicer, whether immediately or at some future date, the Servicer will pay or cause to be paid, at the time such Subserviced Student Loans are transferred, any applicable deconversion fees.

27.

Insurance.  The Subservicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

28.

Miscellaneous. a.  Any material written communication received at any time by the Servicer with respect to a Subserviced Student Loan or a Borrower shall be promptly transmitted by the Servicer to the Subservicer.  Such communications include but are not limited to letters, notices of death or disability, adjudication of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations.

b.

The terms of this Agreement shall be subject to all applicable provisions of the Higher Education Act and shall be construed in accordance with and governed by the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

c.

All covenants contained herein, and the benefits, rights and obligations of the Servicer hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the Servicer, including but not limited to, any successor entity acquiring or succeeding to the assets of the Servicer.

d.

The Subservicer may not assign its rights or obligations hereunder without obtaining the Servicer’s prior written consent.

e.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute one and the same instrument.

f.

If any provisions of this Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever.  The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of this Agreement or any part hereof.

g.

All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt.  Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section.

If intended for the Servicer:

The Student Loan Corporation

750 Washington Boulevard, 9th floor

Stamford, Connecticut  06901

Attention:  General Counsel

Fax No.:  (203) 975-6299

If intended for the Subservicer:

Citibank (South Dakota), National Association

701 East 60th Street North

MC 2138

Sioux Falls, South Dakota  57104

Attention:  Beth Reitzel

Telephone: (605) 331-2786

Fax No.:  (605) 357-2071

Either party may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, shall not be effective until the second business day after it is mailed.

h.

This Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.

i.

When the context of this Agreement so requires or implies, references to the Servicer include any applicable trustee.

j.

If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

k.

The parties hereto agree to execute or cause to be executed the Limited Power of Attorney, attached hereto as Exhibit B.

l.

The Subservicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or act of God.

m.

The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

n.

No member of the board of directors or any officer, employee or agent of the Subservicer or the Servicer (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

o.

Each party to this agreement waives its right to a jury trial.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, as Subservicer,

By:

      /s/  Kendall E. Stork

Name:

Kendall E. Stork

Title:

President

THE STUDENT LOAN CORPORATION, as Servicer

By:       /s/  Scot H. Parnell

Name:

Scot H. Parnell

Title:

Chief Financial Officer

EXHIBIT A-1

SUBSERVICER REPORTS

(Intentionally Omitted)

EXHIBIT A-2

ANNUAL REPORTS

(Intentionally Omitted)

EXHIBIT A-3

FORM OF CERTIFICATION TO BE
PROVIDED TO DEPOSITOR BY SUBSERVICER

CERTIFICATION

SLC Student Loan Trust 2009-1
Student Loan Asset-Backed Notes (the “Notes”)

I, [identify the certifying individual], a [title] of Citibank (South Dakota), National Association (the “Subservicer”), certify to SLC Student Loan Receivables I, Inc. and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Subservicing Agreement, dated as of February 13, 2009 (the “Subservicing Agreement”), between The Student Loan Corporation, as servicer, and the Subservicer), that:

1.

I have reviewed the servicing reports or information relating to the Issuer delivered by the Subservicer to the Servicer covering the fiscal year 20__;

2.

Based on my knowledge, the servicing information in these reports delivered by the Subservicer, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by these servicing reports;

3.

Based on my knowledge, the servicing information required to be provided to the Servicer by the Subservicer under the Subservicing Agreement for inclusion in the reports to be filed by the Indenture Trustee is included in the servicing reports delivered by the Subservicer to the Servicer;

4.

I am responsible for reviewing the activities performed by the Subservicer under the Subservicing Agreement and based upon my knowledge and the annual compliance review required under Section 3.2(a) of the Administration Agreement with respect to the Subservicer, and except as disclosed in the compliance certificate delivered by the Subservicer under Section 3.2(a) of the Administration Agreement, the Subservicer has fulfilled its obligations under the Subservicing Agreement in all material respects in the year to which such review applies; and

5.

The reports disclose all significant deficiencies relating to the Subservicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the attestation standards established by the American Institute of Certificated Public Accountants, as set forth in the Administration Agreement.

Dated:

_____________________________

____________________________________

Name:

Title:

EXHIBIT B

LIMITED POWER OF ATTORNEY

WITNESSETH:

WHEREAS, The Student Loan Corporation, a Delaware corporation (the “Servicer”) and Citibank (South Dakota), National Association, a national banking association (“Subservicer”), are parties to the Subservicing Agreement, dated as of February 13, 2009 (the “Subservicing Agreement”); and

WHEREAS, pursuant to the Subservicing Agreement, Subservicer will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the “Subserviced Student Loans”) as provided therein; and

WHEREAS, in order to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, Subservicer requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guarantors and filing of responses to bankruptcy notices, in the name of SLC Student Loan Trust 2009-1 (the “Issuer”).

NOW THEREFORE, the Subservicer, Issuer and Owner Trustee agree:

1.

That each of the Issuer and Owner Trustee do hereby make and appoint Subservicer as its true and lawful attorney-in-fact to do all things necessary to carry out Subservicer’s obligations under the Subservicing Agreement with respect to the Subserviced Student Loans, including but not limited to the filing of proof of claim with bankruptcy courts.  This instrument shall be construed and interpreted as a limited power of attorney (the “Limited Power of Attorney”) and is not to be construed as granting any powers to Subservicer other than those necessary to carry out its obligations under the Subservicing Agreement with respect to the Subserviced Student Loans.

2.

That this Limited Power of Attorney is effective as of February 13, 2009 and shall remain in force and effect until revoked in writing by the Issuer or Owner Trustee or until the Subservicing Agreement is terminated.  This instrument shall supplement but not replace the powers previously granted to Subservicer in the Subservicing Agreement.

The undersigned, being duly authorized, has executed this Limited Power of Attorney as of February 13, 2009.

SLC STUDENT LOAN TRUST 2009-1, as Issuer

By:

THE STUDENT LOAN CORPORATION, as Administrator

By:      /s/  Scot H. Parnell

Name:

Scot H. Parnell

Title:

Chief Financial Officer

WILMINGTON TRUST COMPANY, as Owner Trustee

By:       /s/  J. Christopher Murphy

Name:

J. Christopher Murphy

Title:

Financial Services Officer

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of Subservicer, as of February 13, 2009.

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, as Subservicer

By:      /s/  Kendall E. Stork

Name:

Kendall E. Stork

Title:

President